Summary Prospectus  August 1, 2017

Pear Tree PanAgora Risk Parity Emerging Markets Fund	Ordinary Shares: RPEMX Institutional Shares: EMRPX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2017, as amended, are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of Risk Parity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Risk Parity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.45%	0.43%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.34%	1.07%
Fee Waiver and/or Expense Reimbursement*	N/A	0.12%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement*	1.34%	0.95%
*	The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2018 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Risk Parity Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. The aggregate transfer agent fee with respect to Ordinary Shares remains unchanged.

Example

This example is intended to help you compare the cost of investing in Risk Parity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Risk Parity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Risk Parity Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$136	$425	$734	$1,613
Institutional Shares	$97	$328	$578	$1,295

Portfolio Turnover

Risk Parity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Risk Parity Fund’s performance. Risk Parity Fund’s portfolio turnover rate was 42 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Risk Parity Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets Index (“MSCI EM”). Risk Parity Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. Risk Parity Fund may also invest greater than 25 percent of its assets in a particular region, but not in a single country in that region, and in companies of any capitalization.

To manage Risk Parity Fund’s assets, its sub-adviser employs its proprietary, multi-factor risk parity strategy. A risk-parity strategy is an investment strategy that generally attempts to balance risks across specifically identified factors rather than rely on the securities’ market weights reflected in a benchmark. The risk parity strategy employed to manage Risk Parity Fund’s assets follows a disciplined and systematic investment approach based on the philosophy of risk diversification. The strategy targets factors with proven long-term payoffs, such as value, quality, and momentum, using a proprietary portfolio construction methodology that seeks to avoid all unintended risk concentrations. The sub-adviser believes that the benefits of this strategy to Risk Parity Fund come from two distinct sources: efficient capture of the factor premia, and portfolio downside protection. Efficient capture of the factor premia is a result of persistent intended factor exposure and avoidance of unintended factor exposure. Downside protection is the result of diversification across important risk dimensions.

In addition to emerging markets securities, Risk Parity Fund also may invest in forward foreign currency exchange contracts as well as other types of derivatives (that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) in order to attempt to mitigate the adverse effects of foreign currency fluctuations. Risk Parity Fund also may lend its securities. Risk Parity Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Risk Parity Fund. An investment in Risk Parity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Risk Parity Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Risk Parity Fund has significant holdings, or weaknesses associated with one or more specific companies in which Risk Parity Fund may have substantial investments. Risk Parity Fund may underperform against its banchmark and broad market indices if certain types of securities it holds (e.g., growth stocks, value stocks international stocks) are then-out of favor with investors. In addition, Risk Parity Fund’s strategy, while attempting to limit risks from sudden and substantial market corrections following market “bubbles,” is unlikely to benefit from market momentum preceding a correction.

Foreign, including Emerging Markets, Investing. Risk Parity Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, political systems that are less stable, are more susceptible to governmental interference, and less liquid and efficient trading markets than those of developed countries.

Liquidity Risk. Risk Parity Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Risk Parity Fund’s investments may prove to be incorrect.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Risk Parity Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Non-Diversification. Risk Parity Fund is “non-diversified,” which means that it may from time to time invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Risk Parity Fund. It also may be considered more risky for Risk Parity Fund to hold large positions in a single issuer because of the possibility of exercising control over the issuer.

Sector. Risk Parity Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending. Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Risk Parity Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Risk Parity Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Risk Parity Fund’s investments in forward foreign currency exchange contracts and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Past Performance

The following bar chart and table provide some indication of the risks of investing in Risk Parity Fund by showing changes in Risk Parity Fund’s performance over time. The tables also compare Risk Parity Fund’s performance to a broad measure of market performance that reflects the type of securities in which Risk Parity Fund invests. Past performance does not necessarily indicate how Risk Parity Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

A Note on Performance

Ordinary Shares and Institutional Shares each commenced operations on June 27, 2013.

Calendar Year Total Returns – Ordinary Shares The bar chart below provides performance information for Risk Parity Fund’s Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Risk Parity Fund as of June 30, 2017 was 11.75%.

Best Quarter:	Q1 2016	9.71%
Worst Quarter:	Q3 2015	(15.41)%

Average Annual Total Returns for the periods ended December 31, 2016

	1 Year	Life of the Fund Since June 27, 2013
Ordinary Shares Before Taxes	6.26%	(4.04)%
After Taxes on Distributions	6.19%	(4.13)%
After Taxes on Distributions and Sale of Fund Shares	3.95%	(2.89)%
Institutional Shares Before Taxes	6.51%	(3.73)%
MSCI EM Index (reflects no deductions for fees, expenses or taxes)	11.60%	0.92%

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Risk Parity Fund is managed by Pear Tree Advisors, Inc. Emerging Markets Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”). The following employees of PanAgora serve as the portfolio managers of Emerging Markets Fund:

Investment Team	Position at PanAgora	Manager of the Fund Since
Edward Qian, Ph.D., CFA	Chief Investment Officer and Head of Research, Multi-Asset	2013
Mark Barnes, Ph.D	Director, Multi-Asset	2013
Nicholas Alonso, CFA	Director, Multi-Asset	2013

Buying and Selling Fund Shares

Risk Parity Fund is not currently offered to investors located in all states. Please contact the Pear Tree Funds at 1-800-326-2151 for up-to-date availability information.

You may buy or sell shares of Risk Parity Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary. Purchase and redemption orders with respect to Risk Parity Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500*
Individual retirement accounts,
certain accounts for minors, and
automatic investment accounts $1,000*

Institutional Shares: $1,000,000*
Certain wrap programs, registered
advisers, certain government plans
Pear Tree Fund affiliates and employees $0

Institutional Class: $1,000,000

Ongoing Investment Minimum
Ordinary Shares: 50 shares
Institutional Shares: 50 shares

Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*	May be waived by the fund or funds.

Tax Information

Risk Parity Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Risk Parity Fund through a broker-dealer or other financial intermediary (such as a bank), Risk Parity Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Risk Parity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.